UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  February 20, 2019 (February 13, 2019)

EQM Midstream Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35574	37-1661577
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

625 Liberty Avenue, Suite 2000 Pittsburgh, Pennsylvania	15222
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (412) 395-2688

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On February 14, 2019, EQM Midstream Partners, LP, a Delaware limited partnership (EQM), filed a Current Report on Form 8-K (the Original 8-K) announcing its entrance into an agreement and plan of merger, dated February 13, 2019 (the IDR Merger Agreement), with Equitrans Midstream Corporation, a Pennsylvania corporation (ETRN), EQM Midstream Services, LLC, a Delaware limited liability company and the general partner of EQM (the EQM General Partner), EQGP Holdings, LP, a Delaware limited partnership (EQGP), EQGP Services, LLC, a Delaware limited liability company and the general partner of EQGP (the EQGP General Partner), Equitrans Merger Sub, LP, a Delaware limited partnership (Merger Sub), and certain other parties thereto, pursuant to which, among other things, the parties to the IDR Merger Agreement agreed to the exchange and cancellation of the outstanding incentive distribution rights (IDRs) and the restructuring of the general partner interest in EQM pursuant to a series of transactions, including the merger of Merger Sub with and into EQGP (the Merger), collectively resulting in, among other things, the cancellation of (a) the IDRs in EQM, (b) the economic portion of the general partner interest in EQM and (c) the issued and outstanding common units representing limited partner interests in EQGP and, as consideration for such cancellation, the receipt by certain affiliates of ETRN of (i) 80 million newly-issued EQM common units and seven million newly-issued Class B units (Class B units), both representing limited partner interests in EQM, and (ii) the retention of the non-economic general partner interest in EQM (the EQM IDR Transaction). In addition, pursuant to the EQM IDR Transaction, the 21,811,643 EQM common units held by EQGP will be cancelled and 21,811,643 EQM common units will be issued pro rata to the holders of EQGP common units immediately prior to the Merger.

The Original 8-K is being amended by this Current Report on Form 8-K/A to include Item 3.02 disclosure with respect to the EQM common units and Class B units to be issued in the EQM IDR Transaction, in each case, as more fully described in this Current Report on Form 8-K/A.

Item 3.02.             Unregistered Sales of Equity Securities.

To the extent required by Item 3.02 of Form 8-K, the information set forth in Item 1.01 of the Original 8-K and in the Explanatory Note above relating to the EQM IDR Transaction is incorporated herein by reference. The EQM common units and Class B units discussed in Item 1.01 of the Original 8-K and the Explanatory Note above will be issued and sold to accredited investors pursuant to the IDR Merger Agreement in a private transaction exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQM MIDSTREAM PARTNERS, LP

	By:	EQM Midstream Services, LLC,
its general partner

Date: February 20, 2019	By:	/s/ Kirk R. Oliver

		Name:	Kirk R. Oliver
		Title:	Senior Vice President and Chief Financial Officer